UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No.     )

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☐ Preliminary Proxy Statement ☐ Definitive Proxy Statement ☒ Definitive Additional Materials ☐ Soliciting Material Pursuant to §240.14a-12	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

VENTAS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on May 19, 2008.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The following materials are available for view:

•	Notice of Annual Meeting and Proxy Statement
•	2007 Annual Report (consisting of the 2007 Chairman’s Letter to Investors and 2007 Form 10-K)

To view these materials, have your 12-digit Control #(s) (located on the following page) available and visit: www.proxyvote.com

If you want to receive a paper or e-mail copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery, please make your request on or before May 1, 2008.

To request materials:        Internet:    www.proxyvote.com        Telephone:    1-800-579-1639         **E-mail:    sendmaterial@proxyvote.com

**If requesting materials by e-mail please send a blank e-mail with the 12-digit Control #(s) (located on the following page) in the subject line.

Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

VENTAS, INC.
Vote In Person
VENTAS, INC. 10350 ORMSBY PARK PLACE SUITE 300 LOUISVILLE, KY 40223	Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet
To vote now by Internet, go to WWW.PROXYVOTE.COM. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your notice in hand when you access the web site and follow the instructions.

Record Date

The Board of Directors has set March 24, 2008 as the record

Date for the 2008 Annual Meeting of Stockholders.

Meeting Date and Location

The 2008 Annual Meeting of Stockholders will be held on

May 19, 2008 at 9:00 a.m. Central time

at:	The Ritz-Carlton Chicago

160 East Pearson Street at Water Tower Place

Chicago, IL 60611

For directions to The Ritz-Carlton Chicago, please

call the hotel directly at (312) 266-1000 or access the

hotel’s web site at www.fourseasons.com/chicagorc.

Voting items

THE BOARD OF DIRECTORS RECOMMENDS A VOTE

“FOR” PROPOSALS 1, 2 AND 3.

1.	Election of Directors: to elect eight (8) directors to terms expiring at the 2009 Annual Meeting of Stockholders:

Nominees:

(01)	Debra A. Cafaro
(02)	Douglas Crocker II
(03)	Ronald G. Geary
(04)	Jay M. Gellert
(05)	Robert D. Reed
(06)	Sheli Z. Rosenberg
(07)	James D. Shelton
(08)	Thomas C. Theobald

2.	DIRECTORS’ PROPOSAL: to ratify the appointment of Ernst & Young LLP as the independent registered public accounting firm for fiscal year 2008.

3.	DIRECTORS’ PROPOSAL: to approve an amendment to the Amended and Restated Certificate of Incorporation to eliminate the Board’s ability to grant waivers from the constructive ownership limitations in Article X thereof relating to Ventas’s status as a qualified real estate investment trust under U.S. federal income tax law.